Trade and other receivables, deposits and prepayments	12 Months Ended
Dec. 31, 2019
Trade and other receivables, deposits and prepayments
Trade and other receivables, deposits and prepayments

16          Trade and other receivables, deposits and prepayments

	2018	2019
	RMB’000	RMB’000
Trade receivables	10,760	9,705
Other receivables	31,492	6,657
Deposits	6,685	50,779
Prepayments	41,174	53,953
Deferred offering costs	11,415	—
Advances to employees	3,880	2,187
	94,646	113,576
Less: Non-current portion
Prepayments and deposits	(5,166)	(42,298)
Current portion	89,480	71,278

The carrying amounts of trade and other receivables, deposits and prepayments are denominated in RMB and approximate their fair values.

Trade receivables are all aged within 30 days and are neither past due or impaired.

The maximum exposure to credit risk as at 31 December 2018 and 2019 is the carrying value of each class of receivable mentioned above. The Group does not hold any collateral as security.